UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 26, 2007

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832	75-1475223
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas	76107
(Address of Principal Executive Officers)	(Zip Code)

(817) 347-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01  Other Events.

The Monthly Operating Report for The Bombay Company, Inc. for the period September 20, 2007 through November 3, 2007, which was filed with the Bankruptcy Court on November 26, 2007, is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding the Monthly Operating Report

The Monthly Operating Report contains financial statements and other financial information that have not been audited or reviewed by The Bombay Company, Inc.’s independent auditors and may be subject to future reconciliation or adjustments.  The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes.  The Monthly Operating Report contains information for periods different from those required in The Bombay Company, Inc.’s reports pursuant to the Securities Exchange Act of 1934 (the ‘Exchange Act”) and may not be indicative of The Bombay Company, Inc.’s financial condition or operating results for the period that would be reflected in The Bombay Company, Inc.’s financial statements or its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Name

99.1	Monthly Operating Report for The Bombay Company, Inc. for September 20, 2007 through November 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: December 4, 2007	/S/ ELAINE D. CROWLEY
Elaine D. Crowley,
Senior Vice President, CFO
and Treasurer

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